Ordinary Shares	12 Months Ended
Dec. 31, 2019
Ordinary Shares
Ordinary Shares

15.   Ordinary Shares

As of December 31, 2018 and 2019, the Company is authorized to issue a maximum of 200,000,000 ordinary shares, comprised of 20,000,000 Class A ordinary shares with a par value of US$0.001 per share and 180,000,000 Class B ordinary shares with a par value of US$0.001 per share. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. The holders of Class A Ordinary Shares shall have ten votes in respect of each Class A Ordinary Share held, the holders of Class B Ordinary Shares shall have one vote in respect of each Class B Ordinary Share held. Each Class A ordinary share is convertible into one Class B ordinary share at any time by the holder thereof. Class B ordinary shares are not convertible into Class A ordinary shares under any circumstances.

On March 4, 2019, the Group completed the transactions contemplated by the share subscription agreement (the “Subscription Agreement”) dated February 28, 2019 between the Company and certain equity investment firms (the “Investors”). In accordance with the Subscription Agreement, the Investors made an aggregate investment of approximately US$11.1 million by subscribing for 3,461,902 newly issued Class B ordinary shares of the Company, par value US$0.001 per share, at a subscription price of US$3.20 per share.

As of December 31, 2018 and 2019, 4,543,461 Class A Ordinary Shares were issued and outstanding. As of December 31, 2018 and 2019, 26,289,929 and 30,032,890 Class B Ordinary Shares were issued and outstanding, respectively.